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                               J.P. MORGAN FUNDS
                 JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

                       SUPPLEMENT DATED OCTOBER 18, 2002
                   TO THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MAY 1, 2002

    The information under "Loans of Portfolio Securities" in the section titled "Investment Objective and Policies" is hereby deleted in its entirety and replaced with the following:

    LOANS OF FUND SECURITIES. The Fund may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Director, employee or other affiliate of the Fund, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

                                                                 SUP-USSCOS-1002